Securities and Exchange Commission
                         Washington, DC  20549

                                FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


  Date of report (Date of earliest event reported): October 28, 2003



                            NASB FINANCIAL, INC.
           (Exact Name of Registrant as Specified in Its Charter)



                                  MISSOURI
               (State or Other Jurisdiction of Incorporation)


         0-24033                               43-1805201
 (Commission File Number)       (I. R. S, Employer Identification No.)


                          12498 South 71 Highway
                         Grandview, Missouri 64030
           (Address of Principal Executive offices)(Zip Code)


                               (816) 765-2200
           (Registrant's telephone number, including area code)

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Item 5. Other Events

The Registrant's press release dated October 28, 2003, announcing a cash dividend of $0.17 per share and a special one-time dividend of $0.68 per share, both payable on November 28, 2003, to shareholder's of record as of November 7, 2003, is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit 99.1 - Press Release dated October 28, 2003.

                                   1
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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NASB FINANCIAL, INC.

October 28, 2003                       By:    /s/ Keith B. Cox
                                            Keith B. Cox
                                            President


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